EV CLASSIC SENIOR FLOATING-RATE FUND

    Supplement to Prospectus dated February 21, 1997, as revised May 1, 1997

     The following information amends and supplements the information set forth in the section "Tender Offer to Purchase Shares" in the Prospectus.

     From inception, the Fund's Board of Trustees has caused the Fund to make discretionary quarterly tender offers to repurchase a specific number of shares at the net asset value determined at the close of the tender offer. Although the Fund has conducted these offers quarterly since inception, there have been no assurances that the Fund would do so.

     On June 23, 1997, the Board of Trustees approved a new fundamental policy whereby the Fund commits to make regularly quarterly offers to repurchase shares of the Fund. The Board of Trustees of Senior Debt Portfolio, in which the Fund invests its assets, also approved this change for the Portfolio. Beginning in September, 1997, the Fund has committed to make regular quarterly offers (in MARCH, JUNE, SEPTEMBER and DECEMBER) to repurchase at least 5% and up to 25% of the shares then outstanding of the Fund. Under normal market conditions, it is expected a 25% offer will be made. (The Fund may also make a discretionary repurchase offer once every two years but has no current intention to do so.) The repurchase price will be the net asset value (less any applicable early withdrawal charge) determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Under normal circumstances, it is expected that net asset value will be determined on the repurchase request deadline and payment for shares tendered will be made within 3 business days after a repurchase request deadline. During the period the offer to repurchase is open shareholders may obtain the current net asset value by calling 1-800-225-6265, option 2 (fund #132).

     At least 21 days prior to the repurchase request deadline the Fund will mail written notice to each shareholder setting forth the number of shares the Fund will repurchase, the repurchase request deadline and other terms of the offer to repurchase, and the procedures for shareholders to follow to request a repurchase.

     The Board of Trustees of the Portfolio and the Fund will determine the number of shares which the Fund will offer to repurchase each quarter. If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated, to increase the number of shares to be repurchased by 2% of the Fund shares outstanding; if there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro-rata basis. Thus, shareholders may be unable to liquidate all or a given percentage of their shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw shares tendered for repurchase at any time prior to the repurchase request deadline.

     Repurchase offers and the need to fund repurchase obligations may affect the ability of the Portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Portfolio through repurchases without offsetting new sales may result in untimely sales of portfolio securities and
limit  the  ability  of  the  Portfolio  to   participate   in  new   investment



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opportunities.  Repurchases   resulting  in  portfolio  turnover  will result in
additional expenses being borne by the Portfolio. The Portfolio may borrow to meet repurchase obligations which entails certain risks and costs. See "Use of Leverage" in the Prospectus. The Portfolio may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for senior secured floating-rate loans and reduce the Fund's value.

     The commitment to make these quarterly offers to repurchase is a fundamental policy of the Fund which cannot be changed without the approval of shareholders. The Fund may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code (see "Distribution and Taxes" in the Prospectus); (B) for any period during which the New York Stock Exchange or any market in which the securities owned by the Portfolio are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Portfolio or Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

August 22, 1997                                                         C-SFRPS2